Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of	As of
	December 31, 2018	December 31, 2017
Property and Buildings	$26,766,432	$18,251,057
Leasehold improvement	2,376,165	1,862,388
Machinery and equipment (1)	34,006,697	31,985,871
Automobiles	1,006,032	1,021,208
Office and electric equipment	948,090	813,073
Subtotal	65,103,416	53,933,597
Construction in progress	2,393,006	2,570,443
Less: accumulated depreciation	(15,659,789)	(12,823,668)
Property and equipment, net	$51,836,633	$43,680,372

(1)	A total amount of $11,787,174 machinery was related to the sale leaseback transaction (see Note 10).

Depreciation expense was $4,227,620, $3,437,207 and $2,217,994 for the years ended December 31, 2018, 2017 and 2016, respectively.

Construction in progress represents costs of construction incurred for the Company’s new plant and equipment. The Company started the first phase of the construction for its facility expansion in China (“Phase I”) in April 2016 in China. For the year ended December 31, 2017, construction in progress of approximately $19.3 million was completed and was transferred to property, plant and equipment for Phase I.

In the beginning of August 2017, the Company started its second phase of the construction for its facility expansion in China (“Phase II”). Phase II includes construction of a new plant, an office building and two dormitory buildings. The construction is expected to be completed before the end of 2019 and the total construction cost of Phase II is expected to be $13.1 million. For the year ended December 31, 2018, construction in progress of approximately $9.9 million was completed and was transferred to property, plant and equipment for Phase II. The Company expects to fulfill the payments using cash generated from operating activities and additional loans borrowed from local banks in case any shortage of cash on hand in the future.

On November 22, 2018, Great Plastics sold its manufacturing factories to an unrelated third party for total cash consideration of RMB 40.2 million (approximately US$5.8 million). The net book value of the plant and properties disposed in the transaction amounted to RMB 25.7 million (approximately US$3.7 million), and the net book value of the intangible assets disposed in the transaction amounted to RMB 8.1 million (approximately US$1.2 million). Tax payable related to this transaction amounted RMB 3.7 million (approximately US$0.5 million). Total net value disposed and tax amounted RMB 35.7 million (approximately US$5.4 million). Gain from disposal of plant and properties and of intangible assets amounted to approximately RMB 2.7 million (approximately US$0.4 million).